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                                                                    Exhibit 10.5


                          CAMELOT MUSIC HOLDINGS, INC.

                     INCENTIVE STOCK OPTION AWARD AGREEMENT



        This Agreement (this "Agreement"), dated January, 27 1998, is made between Camelot Music Holdings, Inc. (the "Company") and ______________ (the "Optionee"). All capitalized terms that are not defined herein shall have the meaning as defined in the Camelot Music Holdings, Inc. 1998 Stock Option Plan (the "Plan"). References to "he," "him," and "his" shall mean the feminine form of such terms, when applicable.


                               W I T N E S E T H:
                               - - - - - - - - -


        1. GRANT OF OPTION. The Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of ____________ shares of the $0.01 par value common stock of the Company (the "Stock") at a per share purchase price equal to $20.75, subject to proportionate adjustment as provided in Section 5(b) of the Plan (the "Option"), such option to be exercisable as hereinafter provided. The Option shall be treated as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended.






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        2. TERMS AND CONDITIONS. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

        (a) EXPIRATION DATE. The Option shall expire ten (10) years after the date indicated above.

        (b) EXERCISE OF OPTION.

        (i) Subject to the other terms of this Agreement and the Plan, the Option may be exercised at any time on or after the date which is four (4) years from the date hereof as to the total number of shares of Stock subject to the Option, or any portion thereof, for which the Option was not previously exercised; PROVIDED, HOWEVER, the Option shall become exercisable prior to such date as to that portion of the total number of shares of Stock covered by the Option set forth on Schedule II attached hereto, subject to satisfaction of the Fair Market Value of Stock targets set forth on such Schedule II; PROVIDED FURTHER, HOWEVER, that, irrespective of satisfaction of such targets, upon the occurrence of a Change in Control, the Option shall automatically become fully vested and exercisable for all of the shares of Stock subject to the Option with respect to which the Option was not previously exercised.

        (ii) Any exercise of all or any part of the Option shall be accompanied by a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee, subject to


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the other terms and conditions of this Agreement and the Plan. Notation of any partial exercise shall be made by the Company on Schedule I attached hereto.

        (iii) At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company (A) in United States dollars by personal check, bank draft or money order; (B) with the consent of the Committee, through delivery of a full recourse promissory note upon such payment and other terms and conditions, including interest (at no less than such rate as shall then preclude the imputation of interest under the Code), as may be prescribed by the Committee; or (C) by delivery of a notice that the Optionee has placed a sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale of Stock to the Company in satisfaction of the Option exercise price.

        (iv) The Option shall terminate upon the termination, for any reason, of the Optionee's employment with the Company or a Subsidiary, and no shares of Stock may thereafter be purchased under the Option, except as follows:

        (A) In the event of the death of the Optionee while an employee of the Company or a Subsidiary, the Option, to the extent exercisable in accordance with Section 2(b)(i) hereof as of the date of his death, may be exercised after the Optionee's death by his heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his last will for a


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    period of two (2) years from the date of his death or until the expiration of the stated period of the Option, whichever period is the shorter.

        (B) If the Optionee's employment with the Company or a Subsidiary shall terminate by reason of "Permanent Disability" (as defined in the last sentence of this Section 2(b)(iv)(B)), the Option, to the extent exercisable In accordance with Section 2(b)(i) hereof as of the date of such termination of employment, may be exercised after such termination by the Optionee or his legal representative, but may not be exercised after the expiration of the period of one (1) year from the date of such termination or of the stated period of the Option, whichever period is the shorter. For purposes of this Agreement, "Permanent Disability" shall mean "permanent and total disability," as defined in Section 22(e)(3) of the Code, and a condition which would constitute a "permanent disability" under the Camelot Music Group Long-Term Disability Insurance Plan.

        (C) If the Optionee's employment with the Company or a Subsidiary is terminated due to voluntary resignation of the Optionee prior to attaining four (4) years of service as an employee of the Company and/or any of its Subsidiaries (including, without limitation, any such service rendered as an employee of the Company and/or any of its Subsidiaries prior or subsequent to the Chapter 11 bankruptcy filings of the Company and its then Subsidiaries), the

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    Option shall terminate on the date of such termination of employment and shall cease to thereafter be exercisable with respect to any shares of Stock.

        (D) Upon termination of the Optionee's employment with the Company or a Subsidiary under any circumstances other than any of those described in paragraph (A), (B) or (C) above of this Section 2(b)(iv), the Option, to the extent the Option is exercisable in accordance with Section 2(b)(i) hereof as of the date of such termination or thereafter becomes exercisable by reason of a Change in Control in accordance with Section 2(b)(i) hereof, may thereafter be exercised, but may not be exercised after the expiration of the period of three (3) months from the date of such termination, or of the stated period of the Option, whichever period is the shorter.

        (E) If the Optionee dies after termination of his employment with the Company and/or a Subsidiary under paragraphs (B) or (D) of this Section 2(b)(iv) above during the one-year or three-month period specified, respectively, in such paragraphs, any unexercised Option, to the extent the Option would have been exercisable in accordance with such applicable paragraph (B) or (D) hereof, may be exercised after the Optionee's death by the Optionee's heir, the legal representative of his estate or by the legatee of the Optionee under his last will until the expiration of the period of two (2) years from the date of his death or the stated period of the Option, whichever period is the shorter.


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        (c) TRANSFER. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; PROVIDED, HOWEVER, that the Option (or any portion thereof) may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, by the Optionee's heir, the legatee of the Optionee under the Optionee's last will or the legal representative of the Optionee's estate.

        (d) WITHHOLDING TAXES. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash any taxes of any kind required by law to be withheld with respect to such Stock. In no event shall Stock be delivered to any person exercising the Option until such person has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

        (e) NO RIGHTS AS STOCKHOLDER. Neither the Optionee nor any other person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares, until the Optionee or his legal representative or legatee has exercised the Option in accordance with the provisions hereof and of the Plan.


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        (f) NO RIGHT TO CONTINUED EMPLOYMENT. The Option shall not confer upon the Optionee any right to be retained in the service of the Company or a Subsidiary, nor, subject to the terms and conditions of any applicable employment or other agreement, restrict the right of the Company or any Subsidiary to terminate his employment at any time with or without cause.

        (g) INCONSISTENCY WITH PLAN. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under, or contemplated by, the Plan. If and to the extent that any provision contained herein is inconsistent with the Plan, the Plan shall govern.

        (h) COMPLIANCE WITH LAWS, REGULATIONS, ETC. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (i) all applicable federal and state laws, rules and regulations and (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Committee shall, in its sole discretion, determine to be necessary or applicable. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

        3. INVESTMENT REPRESENTATION. If at the time of exercise of all or part of the Option the Stock is not registered under the Securities Act, and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by

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the Company, an agreement (in such form as the Committee may specify) in which the Optionee represents and warrants that the Optionee is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, and represents and agrees that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

        4. OPTIONEE BOUND BY PLAN. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 13 of the Plan as in effect on the date hereof.

        5. NOTICES. Any notice hereunder to the Company shall be addressed to it, c/o Camelot Music, Inc., at 8000 Freedom Avenue N.W., North Canton, Ohio 44720. Attention: Chief Financial Officer, and any notice hereunder to the Optionee


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shall be addressed to him at___________________________________________ subject to the right of either party to designate at any time hereafter in writing some other address.

        6. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware applicable to contracts executed and to be performed entirely within said state.

        7. SEVERABILITY. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

        8. MODIFICATION. This Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

        9. COUNTERPARTS. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.


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        IN WITNESS WHEREOF, Camelot Music Holdings, Inc., has caused this
Agreement to be executed by an appropriate officer and the Optionee has executed this Agreement, both on the day and year first above written.


                                            CAMELOT MUSIC HOLDINGS, INC.


                                            By:_____________________

                                           Title:_________________________

OPTIONEE


___________________(L.S.)


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                                                                      SCHEDULE I
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                        NOTATIONS AS TO PARTIAL EXERCISE
                        --------------------------------


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                            Number of          Balance of
     Date of            Shares of Stock      Shares of Stock     Authorized   Notation
     Exercise               Purchased          on Option         Signature      Date
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

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==========================================================================================








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                                                                     SCHEDULE II
                                                                     -----------


                            Exercisability of Option
                            ------------------------

Subject to paragraph (b) of Section 2 of this Agreement, prior to the fourth anniversary of the Effective Date, the Option shall be exercisable for the fraction set forth below of the total number of shares of Stock stated in
Section 1 of this Agreement on the date or dates on which the corresponding Fair Market Value of Stock objectives are first achieved:


First date on which the average of the Fair Market
Value of the Stock for a period of ten (10) consecutive
business days has exceeded the price stated in Section
1 of this Agreement (using such price stated in Section             Fraction of Total
1 as the base) by:                                               Shares Subject to Option
-------------------------------------------------------          ------------------------

15%                                                                      one-third

30%                                                                      two-thirds

45%                                                                      all shares


The foregoing to the contrary notwithstanding, but subject to paragraph (b) of
Section 2 of this Agreement, prior to the second anniversary of the Effective Date the Option shall not be exercisable for more than one-half of the total number of shares of Stock subject to the Option; from and after the second anniversary of the Effective Date, the Option may become exercisable, in accordance with the foregoing schedule, for the total number of shares subject to the Option.

As an example, if on a date which is 11 months after the Effective Date, the average of the Fair Market Value of the Stock for a period of ten (10) consecutive business days exceeds the price stated in Section 1 of this Agreement by 15 %, the Option shall become exercisable (in accordance with Section 2(b)) for one-third of the shares of Stock stated in Section 1 of this Agreement at the time such average price is first attained. As an alternative example, if on a date 11 months after the Effective Date, the average of the Fair Market Value of the Stock for a period of ten (10) consecutive business days exceeds the price stated in Section 1 of this Agreement by 45 %, the Option shall become exercisable (in accordance with Section 2(b)) for 50% of the shares of Stock stated in Section 1 of this Agreement at the time such average price is first attained and shall become exercisable (subject to Section 2(b)) for the remaining 50% of such total number of shares on the second anniversary of the Effective Date.